SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)           MAY 5, 1997
                                                           -----------

                               SOUND ADVICE, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)

           0-15194                                  59-1520531
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   (Commission File Number)              (IRS Employer Identification No.)


                            1901 TIGERTAIL BOULEVARD
                              DANIA, FLORIDA 33004
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           (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code           (954) 922-4434
                                                             --------------

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.         OTHER EVENTS

         On May 7, 1997, Sound Advice, Inc. ("Registrant") issued a press release announcing the decision of its Board of Directors to adopt a Common Stock Purchase Rights Agreement.

         Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference herein.



ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

      EXHIBIT
      NUMBER                             DESCRIPTION
      -------                            -----------

       4.1 Form of 1997 Common Stock Purchase Rights Agreement, dated as of May 5, 1997, between the Registrant and American Stock Transfer & Trust Company.(1)

       99 Press release, dated May 7, 1997, announcing the Registrant's adoption of a Common Stock Purchase Rights Agreement.(2)

 -------------------------

(1) Incorporated by reference to the same exhibit number filed as part of the Registrant's Registration Statement on Form 8-A, filed on May 13, 1997.

(2)      Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUND ADVICE, INC.

Dated:   May 13, 1997                 By:/S/ PETER BESHOURI
                                         --------------------------------------
                                         Peter Beshouri,
                                         Chairman of the Board, President and
                                         Chief Executive Officer

                                INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                EXHIBIT DESCRIPTION
        -------                                -------------------

          99 Press release, dated May 7, 1997, announcing the Registrant's adoption of the 1997 Common Stock Purchase Rights Plan